EXHIBIT 10.1

                         FORM OF AMENDMENT AND WAIVER


               AMENDMENT AND WAIVER dated as of November __, 1996 (this "Amendment No. 1"), to the CREDIT AGREEMENT (the "Credit Agreement"), dated as of June 30, 1995, among SF BROADCASTING OF NEW ORLEANS, INC., a Delaware corporation, SF BROADCASTING OF MOBILE, INC., a Delaware corporation, SF BROADCASTING OF HONOLULU, INC., a Delaware corporation, and SF BROADCASTING OF GREEN BAY, INC., a Delaware corporation (the foregoing corporations being referred to herein individually as a "Borrower" and collectively as the "Borrowers"); the financial institutions from time to time party thereto, (the "Lenders"); THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders) in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"); FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a North Carolina banking corporation, as managing agent for the Lenders (in such capacity, the "Managing Agent"); and THE BANK OF NEW YORK, a New York banking corporation, FLEET BANK, N.A., a national banking association, and BANQUE PARIBAS, a French banking corporation, as co-agents for the Lenders (in such capacity, the "Co-Agents").

          WHEREAS, the Borrowers and the Lenders have entered into a certain Waiver dated as of August 29, 1996 (the "August Waiver"), relating to Section 6.01(a) of the Credit Agreement, which waiver shall remain in effect, in accordance with its terms, after the execution of this Amendment No. 1;

          WHEREAS the Borrowers have requested that the Lenders amend, and provide waivers of, certain provisions of the Credit Agreement as set forth herein;

          WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to provide such amendments and waivers; and

          WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendments to Credit Agreement.  (a)   Section 1.01.  The
definition of "Designated Person" is hereby amended to read as follows:

               "'Designated Person' shall mean (i) Victor A. Kaufman, Loretta Kaufman, Lewis J. Korman, Sharon Korman and any corporation that is Controlled by Victor A. Kaufman and Lewis Korman or (ii) Barry Diller or any corporation that is Controlled by Barry Diller."

          (b) Section 7.01. The proviso in clause (i) of paragraph (d) is amended and restated as follows:

          "; provided, however, any failure by the Borrowers to comply with Section 6.01(a) on or prior to the second anniversary of the Effective Date shall not constitute an Event of Default unless such noncompliance occurs at the end of each of the two consecutive fiscal quarters and the capital contributions and repayments of Loans required to be made pursuant to Section 2 of the Capital Contribution Agreement in respect of the Contribution Event (as defined in the Capital Contribution Agreement) relating to such non-compliance have not been made in the full amounts at the time required by the Capital Contribution Agreement)"

          (c) Section 7.01. Clause (i) of paragraph (o) is hereby amended and restated as follows:

               (i) All Designated Persons (including, in the event of a Designated Person's incompetence or death, his or her estate, heirs, executor, administrator or other legal representative) shall, except as the result of a Permitted IPO, cease to "control" (as such term is used on the date hereof, in Rule 405 promulgated under the Securities Act of 1933, as amended), through Savoy Pictures Entertainment, Inc. and controlled Affiliates thereof, or Silver King Entertainment, Inc. and controlled affiliates thereof, any Parent or any Borrower,"

          SECTION 2. Waivers. (a) Subject to paragraph (b) of this Section and to Section 4 hereof, the Lenders hereby waive any Event of Default resulting from a failure to comply with the provisions of (x) Section 6.01(a) of the Credit Agreement at the end of the two fiscal quarters ended June 30, 1996 and September 30, 1996 (such failure being herein referred to as the "September 1996 Noncompliance") and (y) Section 6.01(b) of the Credit Agreement during the fiscal quarters ended June 30, 1996 and September 30, 1996 and during the fiscal quarter ending December 31, 1996, provided that, for purposes of this clause (y), the Interest Coverage Ratio shall be, or shall have been, at all times at least 1.20 to 1.00.

          (b) The Investors (as defined in the Capital Contribution Agreement) shall make (and by their execution and delivery of this Agreement, the Investors agree to make) the capital contributions relating to the September 1996 Noncompliance on or prior to the Contribution Date (as hereinafter defined) required pursuant to Section 2 of the Capital Contribution Agreement, and the Borrowers shall immediately apply such contributions in accordance with Section 2.12(g) of the Credit Agreement. For purposes hereof, the "Contribution Date" shall mean the earlier of November 14, 1996, and the date on which financial statements with respect to the fiscal quarter ended September 30, 1996 are furnished by the Borrowers pursuant to Section 5.04(b) of the Credit Agreement. Notwithstanding any other provision hereof, the waiver provided for by Section 2(a)(x) hereof shall not in any event constitute a waiver of any Event of Default resulting from any failure to comply with the provisions of Section 6.01(a) of the Credit Agreement at the end of the two fiscal quarters ending September 30, 1996 and December 31, 1996.

          SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant to each Lender, on and as of the date hereof, and after giving effect to this Amendment No. 1, that:

               (a)  the representations and warranties set forth in
          Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except (i) to the extent such representations and warranties relate to an earlier date and (ii) except that, for purposes of this representation and warranty, the date set forth in Section 3.06 of the Credit Agreement shall be September 30, 1996; and

               (b) no Event of Default or Default has occurred and is continuing.

          SECTION 4. Effectiveness. The amendments to the Credit Agreement set forth in Section 1 hereof and the waivers set forth in Section 2(a) hereof shall become effective only upon satisfaction, on or prior to November 14, 1996, of each of the following conditions:

               (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of each of the Borrowers, Savoy Stations, FTS, SF Multistations, SF Wisconsin and the Required Lenders.

               (b) The capital contributions and loan repayments contemplated by Section 2(b) hereof shall have been made in full not later than the Contribution Date.

          SECTION 5. Governing Law. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 6. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment No. 1.

          SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment No. 1 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 1.

          SECTION 8. Effect of Amendment No. 1 Generally. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (other than as set forth in the August Waiver). Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment No. 1 shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the date and year first above written.

SF BROADCASTING OF NEW ORLEANS, INC.


By:
   Name:
   Title:


SF BROADCASTING OF MOBILE, INC.


By:
   Name:
   Title:


SF BROADCASTING OF HONOLULU, INC.


By:
   Name:
   Title:


SF BROADCASTING OF GREEN BAY, INC.


By:
   Name:
   Title:


SF BROADCASTING OF MULTISTATIONS, INC.


By:
   Name:
   Title:


SF BROADCASTING OF WISCONSIN, INC.


By:
   Name:
   Title:


SAVOY STATIONS, INC. (with respect to Sections 2, 5 and 8 only),


By:
   Name:
   Title:


FTS INVESTMENTS, INC. (with respect to Sections 2, 5 and 8 only)

By:
   Name:
   Title:


THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), individually, as
   Issuing Lender and as Administrative Agent and Collateral Agent,


By:
   Name:
   Title:


FIRST UNION NATIONAL BANK OF NORTH CAROLINA, individually and as Managing Agent


By:
   Name:
   Title:


THE BANK OF NEW YORK, individually and as Co-Agent


By:
   Name:
   Title:


BANQUE PARIBAS, individually and as Co-Agent


By:
   Name:
   Title:


FLEET BANK, N.A. (formerly known as NatWest Bank N.A.), individually and as Co-
   Agent


By:
   Name:
   Title:


THE FUJI BANK, LIMITED, LOS ANGELES BRANCH


By:
   Name:
   Title:


MICHIGAN NATIONAL BANK

By:
   Name:
   Title:


THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH


By:
   Name:
   Title:


UNITED JERSEY BANK


By:
   Name:
   Title: